SCHEDULE 14A -
INFORMATION REQUIRED IN PROXY STATEMENT

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.____ )

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ELECTRO-SENSORS, INC.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ELECTRO-SENSORS, INC.      6111 Blue Circle Drive     Minnetonka, Minnesota 55343

(952) 930-0100

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held April 20, 2016

To the Shareholders of Electro-Sensors, Inc.:

Notice is hereby given that the Annual Meeting of Shareholders of Electro-Sensors, Inc. will be held at the Sheraton Minneapolis West Hotel, 12201 Ridgedale Drive, Minnetonka, Minnesota, on Wednesday, April 20, 2016, at 2:00 pm, Central Time, for the following purposes:

1.	To set the number of directors at five;
2.	To elect five directors to serve until the next Annual Meeting of Shareholders;
3.	To ratify the selection of Boulay PLLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2016;
4.	To approve the Company’s executive compensation:
5.	To approve an amendment to the Electro-Sensors, Inc. 2013 Equity Incentive Plan to increase the number of authorized shares by 300,000; and
6.	To take action upon any other business as may properly come before the meeting or any adjournment or postponement thereof.

Accompanying this Notice of Annual Meeting is a Proxy Statement, Form of Proxy and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

The Board of Directors has fixed the close of business on February 22, 2016 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders. All shareholders of record are cordially invited to attend the Annual Meeting in person. However, to ensure a quorum, the Board of Directors requests that you promptly complete, sign, date and return the enclosed proxy card, which is solicited by the Board of Directors, whether or not you plan to attend the Annual Meeting. The proxy is revocable and will not be used if you attend the Annual Meeting and vote in person or otherwise provide notice of your revocation. If you have any questions regarding the completion of the enclosed proxy card or would like directions to the Annual Meeting, please call the Company at (952) 930-0100.

BY ORDER OF THE BOARD OF DIRECTORS,

David L. Klenk
President

Minnetonka, Minnesota

Dated: March 14, 2016

ELECTRO-SENSORS, INC.     6111 Blue Circle Drive     Minnetonka, Minnesota 55343 (952) 930-0100

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

To Be Held April 20, 2016

GENERAL INFORMATION

This Proxy Statement is furnished by the Board of Directors (the “Board of Directors”) of Electro-Sensors, Inc., a Minnesota corporation (the “Company”), to the shareholders of the Company in connection with a solicitation of proxies to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 2:00 p.m., Central Time, on Wednesday, April 20, 2016, at the Sheraton Minneapolis West Hotel, 12201 Ridgedale Drive, Minnetonka, Minnesota, and at any and all adjournments or postponements thereof. This Proxy Statement and the accompanying materials are first being mailed to shareholders on or about March 14, 2016.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or telephone. A large number of banks and brokerage firms are participating in the Broadridge Investor Communication Services online program. This program provides eligible shareholders who receive a paper copy of the Annual Report and Proxy Statement the opportunity to vote via the Internet or telephone. If your bank or brokerage firm is participating in Broadridge’s program, your voting form will provide instructions. If your voting form does not refer to Internet or telephone information, please complete and return the paper proxy card in the postage paid envelope provided.

Any proxy delivered pursuant to this solicitation is revocable at the option of the person giving the proxy at any time before it is exercised. A proxy may be revoked, prior to its exercise, by executing and delivering a later-dated proxy via the Internet, via telephone or by mail, by delivering written notice of the revocation of the proxy to the Company’s President prior to the Annual Meeting, or by attending and voting at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. The shares represented by a proxy will be voted in accordance with the shareholder’s directions if the proxy is duly submitted and not validly revoked prior to the Annual Meeting. If no directions are specified on a duly submitted proxy, the shares will be voted, in accordance with the recommendations of the Board of Directors, FOR approval of the number of directors to be set at five, FOR the election of the directors nominated by the Board of Directors, FOR the ratification of the Company’s selection of independent registered public accounting firm for the fiscal year ending December 31, 2016, FOR the non-binding resolution regarding executive compensation; FOR the amendment to the 2013 Equity Incentive Plan, and in accordance with the discretion of the persons appointed as proxies on any other matters properly brought before the Annual Meeting and any all adjournments or postponements thereof.

The expense of preparing, printing, and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Company. The Company will request brokerage firms, banks, nominees, custodians, and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock of the Company (“Common Stock”) as of the record date, and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. In addition to the use of the Internet and mail, proxies may be solicited by officers, directors, and regular employees of the Company, without additional remuneration, in person or by telephone or facsimile transmission.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement, Form of Proxy, and Annual Report on Form 10-K are available at

http://www.idelivercommunications.com/proxy/else

1

OUTSTANDING SHARES & VOTING RIGHTS

The Company fixed the close of business on February 22, 2016 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting. At February 22, 2016, the Company had outstanding 3,395,521 shares of Common Stock, the only outstanding class of capital stock of the Company. Each share of Common Stock outstanding on the record date entitles the holder thereof to one vote on each matter to be voted upon by shareholders at the Annual Meeting. Holders of Common Stock are not entitled to cumulative voting rights.

For the election of directors, each shareholder will be entitled to vote for five nominees and the five nominees with the greatest number of votes will be elected. With respect to the proposal to set the number of directors at five, ratification of our independent registered public accounting firm for the fiscal year ending December 31, 2016, advisory vote on executive compensation, amendment to the 2013 Equity Incentive Plan, and any other matter that properly comes before the meeting, the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote on the proposal will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to any proposal will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote with respect to all proposals.

A majority of the shares of Common Stock entitled to vote at the Annual Meeting, present in person or by proxy, constitutes a quorum, which is required for the transaction of business at the Annual Meeting. Proxies relating to “street name” shares that are voted by brokers on some matters, but not on other matters as to which authority to vote is withheld from the broker (“broker non-votes”) absent voting instructions from the beneficial owner, will be treated as shares present for purposes of determining the presence or absence of a quorum but will not be deemed to be represented at the meeting for purposes of determining the approval of any matter submitted to the shareholders for which voting authority is withheld. The Inspector of Election appointed by the Board of Directors will determine the shares represented at the meeting and the validity of proxies and ballots, and will count all votes and ballots.

CORPORATE GOVERNANCE

The business affairs of the Company are conducted under the direction of the Board of Directors in accordance with the Minnesota Business Corporation Act and our Articles of Incorporation and Bylaws. The Board of Directors currently has five members: David L. Klenk, Jeffrey D. Peterson, Joseph A. Marino, Scott A. Gabbard, and Michael C. Zipoy. Members of the Board of Directors are informed of our business through discussions with management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees, among other activities. The corporate governance practices that we follow are summarized below.

Board Leadership Structure and Risk Management

The Board of Directors believes that independent director Joseph A. Marino is best suited to serve as Chairman of the Board due to his extensive familiarity with the Company’s business and industry as well as his proven track record of leading dynamic and growing organizations. Additionally, the Board believes Mr. Marino is most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. The Board believes having an independent director as chairman provides for good governance and effectively balances the roles of internal and external directors. Mr. Marino and the Company’s other independent directors bring experience, oversight and expertise from outside the company and industry, while Mr. David L. Klenk, as Chief Executive Officer and Chief Financial Officer, brings company-specific experience and expertise. The Board believes that Mr. Klenk’s participation on the board in his role of Chief Executive Officer promotes strategy development and execution, and facilitates information flow between management and the Board, which are essential to effective governance.

One key Board responsibility is to hold management accountable for the execution of strategy once it is developed. The Board believes that its independent directors work together effectively to serve this oversight function, with no individual director serving as a “lead” independent director.

The Board of Directors believes that oversight of the Company’s risk management efforts is another key responsibility that is shared by the entire Board. The Board regularly reviews risk management information regarding the Company’s liquidity and operations. Board members receive regular financial statements, which are discussed at quarterly meetings of the Board. In addition, Mr. Klenk frequently has informal discussions with board members regarding key business issues and risk management.

2

Independence

The Board of Directors has determined that Messrs. Marino, Gabbard, and Zipoy are independent directors as defined by the listing standards of the Nasdaq Stock Market, since none of them are believed to have any relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. If Messrs. Marino, Gabbard, and Zipoy are all elected at the Annual Meeting, they will constitute a majority of the Board of Directors. Mr. Klenk is precluded from being considered independent by Nasdaq rules since he currently serves as an executive officer of the Company.

For several years, Jeffrey Peterson was precluded from being considered independent by Nasdaq Stock Market rules because his father served as an executive officer of the Company until his death in January 2011. As a result of a purchase of the Company’s stock in November 2013, Nancy Peterson, the mother of Jeffrey Peterson, is the beneficial owner of, and has voting and dispositive control over, 51.7% of the Company’s common stock. As the majority shareholder of the Company, Nancy Peterson has the ability to elect all directors of the Company. Nancy Peterson and the Company do not have a formal agreement with respect to the designation or election of Jeffrey Peterson, or any other person, as a director of the Company. While the Board believes that Mr. Peterson would qualify as an independent director under Nasdaq rules, the Company has not chosen to identify him as such for governance purposes. We will continue to evaluate this designation on a regular basis.

The Board of Directors has determined that each member of the Company’s Audit Committee, Compensation Committee and Nominating Committee are independent in accordance with the listing standards of the Nasdaq Stock Market.

Code of Ethics and Business Conduct

The Company has adopted the Electro-Sensors Code of Ethics and Business Conduct (the “Code of Conduct”), a code of conduct that applies to all of our directors, officers and employees. A copy of the Code of Conduct was provided with the Proxy Statement for the 2004 Annual Meeting of Shareholders or may be obtained upon written request to the Chief Executive Officer. If we make any substantive amendments to the Code of Conduct or grant any waiver, including any implicit waiver from a provision of the Code of Conduct to our directors or executive officers, we will disclose the nature of the amendments or waiver on our website.

Director Attendance at Annual Meeting

Directors’ attendance at Annual Meetings can provide our shareholders with an opportunity to communicate with directors about issues affecting the Company; thus, all directors are expected to attend the Annual Meeting of Shareholders. All incumbent directors attended the 2015 Annual Meeting of Shareholders.

Communications with the Board

Shareholders may communicate directly with the Board of Directors. All communications should be directed to the Chairman of our Audit Committee at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors. If no director is specified, the communication will be forwarded to the entire Board. Shareholder communications to the Board should be sent to:

Board of Directors

Attention: Chairman, Audit Committee

Electro-Sensors, Inc.

6111 Blue Circle Drive

Minnetonka, Minnesota 55343-9108

Committees and Meetings of the Board of Directors

The present standing committees of the Board of Directors are described below.

Board Meetings

The Board of Directors met five times during the last fiscal year. Each incumbent member of the Board of Directors attended all meetings held by the Board of Directors and the committees on which he served.

Director Compensation

Directors who are not employees of the Company receive $1,250 per board meeting for their services on the Board. See “Director Compensation” below.

3

Audit Committee

Messrs. Marino, Gabbard, and Zipoy currently serve as members of the Audit Committee. This committee met twice during 2015. The Audit Committee is responsible for selecting the Company’s independent registered public accounting firm, and for assisting the Board of Directors in its oversight of corporate accounting and internal controls, reporting practices of the Company and the quality and integrity of the financial reports of the Company. The Audit Committee Charter specifies the composition and responsibilities of the committee. For more information concerning the Audit Committee, see the Report of the Audit Committee on page 15 and the Audit Committee Charter posted on our corporate website under “Investor Information - Corporate Governance.” Given his significant experience as a Chief Financial Officer, the Board has named Scott Gabbard as the “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K under the Securities Act of 1933.

Compensation Committee

Messrs. Marino, Gabbard, and Zipoy currently serve as members of the Compensation/Stock Option Committee (the “Compensation Committee”). The Compensation Committee acts pursuant to a charter and met three times during 2015. For more information concerning the Compensation Committee, see the Compensation Committee Charter posted on our corporate website under “Corporate Governance.” The Compensation Committee is responsible for making recommendations to the Board of Directors concerning compensation of the Company’s employees, officers, and directors, and is authorized to determine the compensation of the Company’s executive officers. The Compensation Committee is authorized to administer the various incentive plans of the Company and has all powers of the attendant thereto, including the power to grant employee stock options.

Nominating Committee

Messrs. Marino, Gabbard, and Zipoy currently serve as members of the Nominating Committee. The Nominating Committee met once during fiscal year 2015. The Nominating Committee is responsible for evaluating and nominating or recommending candidates for the Company’s Board of Directors. A copy of the Nominating Committee Charter, which has been adopted by the Company’s Board of Directors, is posted on our corporate website under “Corporate Governance.”

4

Nominating Policy

The Nominating Committee will consider candidates for nomination as a director recommended by shareholders, directors, third party search firms and other sources. The Nominating Committee believes that candidates for directors should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 18 years of age, having familiarity with the Company’s business and industry, having high moral character and mature judgment, being able to work collegially with others, and not currently serving on more than three Boards of public companies. The Nominating Committee may modify these minimum qualifications from time to time.

In evaluating director nominees who meet the Company’s minimum qualifications, the Nominating Committee considers the following factors and qualifications, among others:

•	the appropriate size and the diversity of the Company’s Board of Directors;
•	the needs of the Board with respect to the particular talents and experience of its directors;
•	the knowledge, skills and experience of nominees, including experience in technology, business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;
•	familiarity with domestic and international business matters;
•	age and legal and regulatory requirements;
•	experience with accounting rules and practices;
•	appreciation of the relationship of the Company’s business to the changing needs of society; and
•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

The Nominating Committee will consider the attributes of the candidates and the needs of the Board, and will review all candidates in the same manner. The Nominating Committee does not have a diversity policy; however, as summarized above, the Nominating Committee seeks to nominate candidates with a diverse range of knowledge, experience, skills, expertise, and other qualities that will contribute to the overall effectiveness of the Board of Directors.

A shareholder who wishes to recommend one or more directors must provide a written recommendation to the Company at the address below by November 14, 2016. Notice of a recommendation must include the name and address of the shareholder and the class and number of shares such shareholder owns. With respect to the nominee, the shareholder should include the nominee’s name, age, business address, residence address, current principal occupation, five-year employment history with employer names and a description of the employer’s business, the number of shares beneficially owned by the nominee, whether the nominee can read and understand basic financial statements, and other Board memberships, if any.

Electro-Sensors, Inc.

Attn: Chairman, Nominating Committee

6111 Blue Circle Drive

Minnetonka, MN 55343-9108

The recommendation must be accompanied by a written consent of the nominee to stand for election at the Annual Meeting if nominated by the Nominating Committee and to serve if elected by the shareholders. The Company may require any nominee to furnish additional information that may be needed to determine the eligibility of the nominee and whether the nominee has the attributes the Board believes are important in its composition.

5

ELECTION OF DIRECTORS

Proposals #1 and #2

The Bylaws of the Company provide that the shareholders at each Annual Meeting shall determine the number of directors, which shall not be less than one. The Nominating Committee and the Board of Directors recommend that the number of directors be currently set at five and that five directors be elected at the Annual Meeting to serve until the next Annual Meeting or until their successors are duly elected and qualified. Under applicable Minnesota law and the Bylaws of the Company, approval of the proposal to set the number of directors at five requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter.

The Nominating Committee recommended and the Board of Directors selected the persons named below for election to the Board of Directors. All nominees are currently directors of the Company. If, prior to the Annual Meeting, it should become known that any of the following individuals will be unable to serve as a director after the Annual Meeting by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors. The Board of Directors has no reason to believe that any of the following nominees will be unable to serve. The Bylaws of the Company provide that directors will be elected by a plurality of the votes cast by holders of shares present in person or by proxy and entitled to vote on the election of directors at a meeting at which a quorum is present.

The following table sets forth the principal occupations (for at least the last five years) and directorships of the nominees:

Name	Principal Occupation and Directorships	Age	Director Since

David L. Klenk	President, CEO, and CFO of the Company since 2013, President and director of Harland Medical System, Inc. (a medical technology company) from 2007 to 2013	51	2013

Joseph A. Marino	President and CEO of Cardia, Inc. (a medical equipment manufacturer) since 1998	64	1994

Scott A. Gabbard	CFO of Magenic Technologies, Inc. (a software consulting organization) since 2006	49	2013

Jeffrey D. Peterson	Private investor since 1998. Previously employed by John G. Kinnard and Company, a regional brokerage firm.	59	2011

Michael C. Zipoy	Investment executive with Feltl and Company (brokerage and investment banking firm) since 2005	68	2012

When considering whether the nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Nominating Committee and the Board of Directors focused on the biographical information set forth in the table above as well as considering other relevant individual experiences that may be valuable to the Company.

In particular with regard to Mr. Marino, the Board of Directors considered his executive leadership experience in building both private and public companies, including strategy formulation, execution, and investor relations. With regards to Mr. Zipoy, the Board of Directors considered his investment experience in small and micro cap companies and his participation in public and private equity financing. With regards to Mr. Peterson, the Board of Directors considered his significant experience in the investment industry and personal connections with many regional businesses. With regards to Mr. Gabbard, the Board of Directors considered his extensive management experience, expertise, and background with regard to strategic, accounting and financial matters for both public and private companies. With regard to Mr. Klenk, the Board of Directors considered his years of leadership experience with emerging technology companies, his high levels of customer and employee focus, and his demonstrated ability to lead companies through significant growth cycles.

6

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of February 22, 2016, regarding the beneficial ownership of the outstanding shares of Common Stock by persons known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, by directors and director nominees, by the executive officers named in the Summary Compensation Table, and by the Company’s current directors and executive officers as a group.

	Common Stock

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percent of Class
Nancy Peterson. 805 Main Street Hopkins, MN 55343	1,754,464 (2)	51.7%

David L. Klenk 6111 Blue Circle Dr Minnetonka, MN 55343	60,000 (3)	1.8%

Joseph A. Marino 2900 Lone Oak Parkway, Suite 130 Eagan, MN 55121	32,500 (3)	1.0%

Scott A. Gabbard 6111 Blue Circle Dr Minnetonka, MN 55343	25,000 (3)	*

Jeffrey D. Peterson 6111 Blue Circle Dr Minnetonka, MN 55343	32,500 (3)	1.0%

Michael C. Zipoy 10900 Wayzata Blvd Suite 200 Minnetonka, MN 55305	37,500 (4)	1.1%

Officers and Directors as a Group (5 persons)	187,500	5.5%

*	Indicates ownership of less than one percent (1.0%).

(1)	Except as otherwise indicated, each person named or included in the group has the sole power to vote and sole power to direct the disposition of all shares listed as beneficially owned by him or her. Beneficial ownership information is based on information furnished by the specified persons and is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), as required for purposes of this Proxy Statement. Accordingly, it includes shares of Common Stock that are issuable upon the exercise of stock options exercisable within 60 days of February 22, 2016.
(2)	Includes 499,313 shares held in an IRA Plan.
(3)	Represents shares issuable upon the exercise of stock options exercisable within 60 days.
(4)	Includes 32,500 shares issuable upon the exercise of stock options exercisable within 60 days.

TRANSACTIONS WITH RELATED PERSONS,

PROMOTERS AND CERTAIN CONTROL PERSONS

The Company was not a party to any transactions with related persons, promoters or control persons during the last fiscal year, nor are any such transactions currently being contemplated by the Company.

7

EXECUTIVE COMPENSATION

Compensation Summary

The following table summarizes information concerning the compensation awarded or paid to, or earned by, the Company’s Named Executive Officer during 2015 and 2014. Mr. Klenk was the only person who served as an executive officer in 2015.

Summary Compensation Table

Name and principal position	Year	Salary ($)	Bonus ($)	Non-equity incentive plan ($)	Option awards ($)	All other compensation ($)(2)	Total ($)
David L. Klenk, President, CEO, CFO	2015 2014	175,000 152,884	0 50,000	27,500(1) 0	0 0	24,868 18,156	227,368 221,040

(1)	Discretionary payment under the 2015 Management Incentive Bonus Plan. See disclosure below regarding the 2015 Plan.
(2)	Amounts reflect allocations to individual’s account of Company contributions to the ESOP, 401(k) Plan, and standard employee benefit plans. The Company matches 100% of the first 2% of employee 401(k) Plan contributions and 50% of the next 4% of employee contributions.

Compensation of Executive Officer

Mr. Klenk does not have a written employment agreement with the Company. As of January 1, 2016 he receives an annual salary at the rate of $225,000 per year, and is eligible to receive bonuses as determined by either the Board of Directors or the Compensation Committee. The 2015 and 2014 bonuses were paid at the discretion of the Board.

Outstanding Equity Awards as of December 31, 2015

The following table sets forth certain information concerning equity awards outstanding to the Named Executive Officer at December 31, 2015:

Outstanding Equity Awards at Fiscal Year-End
	Option Awards
Name	Number of securities underlying unexercised options (#)exercisable	Number of securities underlying unexercised options (#) unexercisable	Option Exercise Price ($)	Option Expiration Date
Mr. Klenk	50,000	None	4.21	7/23/2023

2015 Management Incentive Bonus Plan

On March 5, 2015, the Compensation Committee approved the 2015 Management Incentive Plan (the “2015 Plan”) for the Company’s President and Chief Financial Officer, David L. Klenk. The 2015 Plan has both annual financial performance goals as well as a discretionary component. The financial performance goals are primarily related to the achievement of specified revenue levels, with additional amounts available for exceeding certain levels. The discretionary component is related to the achievement of strategic initiatives as identified by the Compensation Committee or Board of Directors. The Company has allocated 75% of the potential bonus to financial performance and 25% to strategic initiatives. If the Company achieves the specified goals the incentive cash payment to Mr. Klenk will equal approximately 28.5% of his base salary. Furthermore, the Committee retained discretion under the 2015 Plan to make incentive plan cash payments in amounts higher or lower than would otherwise be required under the 2015 Plan. Although the Company did not achieve specified revenue levels, the Compensation Committee approved a discretionary $27,500 bonus to Mr. Klenk and granted him a stock option for 50,000 shares under the 2015 Plan in light of the fact that the Company achieved net sales of $7.6 million and net income of $1.2 million.

 8

2016 Management Incentive Bonus Plan

On March 7, 2016, the Compensation Committee approved the 2016 Management Incentive Plan (the “2016 Plan”) for the Company’s President and Chief Financial Officer, David L. Klenk. The 2016 Plan has both annual financial performance and strategic goals. The financial performance goals are primarily related to the achievement of specified revenue levels, with additional amounts available for exceeding certain levels. The strategic goals are primarily related to initiatives related to expanding our customer base and products offerings. The Company has allocated 75% of the potential bonus to financial performance and 25% to strategic initiatives. If the Company achieves the specified goals the incentive cash payment to Mr. Klenk will equal approximately 22% of his base salary. Furthermore, the Committee retains discretion under the 2016 Plan to make incentive plan cash payments in amounts higher or lower than would otherwise be required under the 2016 Plan.

DIRECTOR COMPENSATION

Compensation Summary

The following table summarizes information concerning the compensation awarded or paid to, or earned by, the Company’s non-employee directors during the last fiscal year. Directors who are not employees of the Company receive $1,250 per board meeting for their services on the Board.

Director Compensation Table

Director Name	Fees earned or paid in cash ($)	Option awards ($)	Total ($)
Joseph A. Marino	11,250	0	11,250
Scott A. Gabbard	6,250	0	6,250
Jeffrey D. Peterson	6,250	0	6,250
Michael C. Zipoy	6,250	0	6,250

 Messrs. Marino, Peterson, and Zipoy each have 52,500 shares in stock option grants outstanding at December 31, 2015. Mr. Gabbard has 50,000 shares in stock option grants outstanding at December 31, 2015.

SECTION 16(a) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors, its executive officers, and any persons who beneficially own more than 10% of the Company’s Common Stock are required to report their initial ownership of Common Stock and subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for those reports have been established, and the Company is required to disclose in this Proxy Statement any failure to file by those due dates during fiscal 2015. Based upon a review of such reports furnished to the Company, or written representations that no reports were required, the Company believes that all of those filing requirements were satisfied with respect to fiscal 2015.

 9

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal #3

The Company’s Board of Directors retained Boulay PLLP as its principal independent registered public accounting firm for the year ended December 31, 2015 and has selected Boulay PLLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2016. The Board of Directors desires that the selection of this independent registered public accounting firm be submitted to the shareholders for ratification, which ratification requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting in person or by proxy and entitled to vote. If the selection is not ratified, the Board of Directors will reconsider its decision.

A representative of Boulay PLLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

DISCLOSURE OF FEES PAID TO INDEPENDENT AUDITORS

The following fees were paid to Boulay PLLP in 2015 and 2014:

	2015	2014
Audit Fees	$67,000	$67,000
Audit-Related fees	$0	$0
Tax Fees	$6,860	$7,412
All Other Fees	$3,560	$1,765
Total	$77,420	$76,177

Audit Fees were for professional services rendered for the audit of the Company’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services in connection with statutory and regulatory filings or engagements.

Audit-Related Fees consist of the review of and discussion with management regarding certain accounting treatment.

Tax Fees were for professional services rendered for preparation of the Company’s annual tax return, quarterly estimates, and state returns. Tax examination consulting is also included.

All Other Fees represent fees for any professional services not included in the first three categories listed above. The fees were approved by the audit committee and related to business development activities.

Pursuant to its written charter, the Audit Committee is required to pre-approve all audit services, as well as all non-audit services performed by the Company’s independent registered public accounting firm in order to ensure that the provision of these non-audit services does not impair the auditor’s independence. Unless a particular service has received general pre-approval by the Audit Committee in accordance with the Audit Committee’s pre-approval policy, each service provided must be specifically pre-approved. Any proposed services exceeding pre-approved costs levels will require specific pre-approval by the Audit Committee.

As part of the Company’s annual engagement agreement with its independent registered public accounting firm, the Audit Committee pre-approves the following audit services to be provided by the independent auditor: statutory and financial audits for the Company and any of its subsidiaries and affiliates, audit services associated with SEC registration statements, periodic reports and other documents filed with the SEC, production of other documents issued by the independent registered public accounting firm in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters. The Audit Committee also provides pre-approval in the annual engagement of consulting services provided by the independent registered public accounting firm related to the accounting or disclosure treatment of transactions or events and the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies.

The Audit Committee has also provided the Company’s independent registered public accounting firm with a general pre-approval of certain non-audit services, primarily tax services. The Audit Committee does not believe that performance of these tax services impairs the auditor’s independence. Specifically, the Audit Committee has given the independent registered public accounting firm pre-approval for U.S. federal, state, and local tax planning and advice, U.S. federal, state, and local tax compliance, international tax planning and advice, international tax compliance, and tax planning and advice related to merger and acquisition activities. The Company’s independent registered public accounting firm must inform the Audit Committee whenever a pre-approved service is provided. The aggregate amount of fees for these pre-approved tax services may not exceed $8,000 without additional explicit approval by the Audit Committee.

The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different term. The Audit Committee retains the right to periodically revise the above list of pre-approved services.

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ADVISORY VOTE ON EXECUTIVE COMPENSATION

Proposal #4

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act require that we provide our shareholders the opportunity to vote on a nonbinding, advisory resolution regarding the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC (commonly referred to as “Say-on-Pay”).

The Board of Directors believes that our executive compensation rewards performance, supports our business strategies, and discourages excessive risk taking. We believe that our executive compensation package is adequate, competitive with the market, and consistent with our objectives and goals.

The vote on this resolution is not intended to address any specific element of compensation. Instead, the vote relates to the overall compensation of our Named Executive Officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.

Shareholders will be asked to vote on the following resolution:

“Resolved, that the shareholders approve the compensation of the Named Executive Officer as disclosed in the Summary Compensation Table and the related tabular and narrative disclosures in this Proxy Statement.”

The vote on this proposal is an advisory vote, and is not binding on the Company. Although the vote is non-binding, the Board of Directors and the Compensation Committee intend to carefully consider the results of the voting on this proposal when making future decisions regarding executive compensation. To the extent there is any significant vote against the compensation of our Named Executive Officers in this Proposal #4, the Compensation Committee will evaluate what actions may be necessary to address our shareholders’ concerns.

Vote Required for Approval

The affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting in person or by proxy and entitled to vote is required for approval of this proposal.

The Board of Directors recommends that shareholders vote FOR the non-binding resolution regarding the compensation of our Named Executive Officers, as disclosed in this Proxy Statement.

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APPROVAL OF AMENDMENT TO THE ELECTRO-SENSORS, INC.

2013 EQUITY INCENTIVE PLAN

Proposal #5

At this 2016 Annual Meeting, shareholders are asked to approve an amendment to the Company’s 2013 Equity Incentive Plan (the “2013 Plan”) to increase the number of shares issuable under the 2013 Plan by 300,000 shares to 600,000 shares. A copy of the 2013 Plan, as amended, has been filed with the SEC as Appendix A to this Proxy Statement.

As of March 14, 2016, of the 300,000 shares authorized under the 2013 Plan, 300,000 shares are subject to outstanding options.

Review of the 2013 Plan

The purpose of the Plan is to promote the success of the Company and its Affiliates by facilitating the employment and retention of competent personnel and by furnishing incentives to those Employees, Directors and Consultants upon whose efforts the success of the Company and its Affiliates will depend to a large degree. The 2013 Plan will permit the Company, under supervision of the Board, to grant stock incentive awards to current and new employees, directors on the Company’s Board, and key external service providers of the Company and its affiliates.

Key Terms of the 2013 Plan and Proposed Amendments

The following is a brief summary of the key terms of the 2013 Plan, with the proposed changes underlined in bold:

Key Plan Features	Description
Plan Term	March 18, 2013 to March 18, 2023

Eligible Participants	Any Employee, Director, or Consultant

Total Shares Authorized	300,000 shares for all types of stock incentive awards, to be increased to 600,000

Type of Stock Incentive Awards	•	incentive stock options with an exercise period of no longer than 10 years
	•	non-qualified stock options
	•	restricted stock and restricted stock units
	•	stock appreciation awards
	•	performance awards
Vesting and exercise	•	determined by Board or Compensation Committee based on service (time vesting) or upon achievement of performance targets (performance vesting) or both
	•	all award vesting can be accelerated at the discretion of the Board or Compensation Committee upon a change in control
Features not permitted without	•	increase the number of shares reserved in the 2013 Plan
Shareholder approval	•	change the designation of participants eligible to receive awards
	•	decrease the price at which options or stock appreciation rights may be granted
	•	cancel, re-grant, repurchase for cash, or replace options or stock appreciation rights that have an exercise price in excess of the fair market value of the common stock
	•	amend the terms of outstanding options or stock appreciation rights to reduce their exercise price

Who is eligible for Stock Incentive Awards

Awards under the 2013 Plan may be granted to any employee, director, or consultant of the Company or its affiliates. The Board or Compensation Committee will determine which employees and other eligible persons will be awarded stock incentives under the 2013 Plan.

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Types of Incentives to be Awarded

The Board or Compensation Committee has discretionary authority to determine the participant, size of the award, the type of award, and if it will be tied to meeting performance-based requirements or will vest over time.

The types of the awards that may be made under the 2013 Plan are as follows:

•	Incentive stock options and non-qualified stock options: the right to purchase shares where value is based on the appreciation in the underlying shares in excess of an exercise price, which right may be exercised by the holder during the term of the option, unless earlier terminated upon certain events, such as for cause. The exercise price may be paid in cash, withholding of shares, in previously owned shares or by other means permitted by the Board.
•	Stock appreciation rights: a contractual right to the increase in the value of the underlying shares subject to the award that does not require payment based on the fair market value at time of grant, but which pays the appreciation in stock value when elected by the holder in the form of whole shares or cash, or a combination of both.
•	Restricted stock and restricted stock units: awards of stock that do not require purchase, but that are not immediately available to the recipient until certain restrictions lapse, either based on time or upon achievement of performance related criteria. The holder of restricted stock is entitled to vote those shares. Restricted stock units are not outstanding until paid in stock and therefore do not have voting or dividend rights.
•	Performance awards: awards of stock or cash that are issued to the recipient only upon satisfaction of performance-based criteria.

Adjustments to Stock Incentives for Corporate Transactions

In the event of a stock dividend, stock split, reverse split, combination or reclassification of the Company’s stock, or any other increase or decrease in the number of issued shares of stock effected without receipt of consideration by the Company, the Board or Committee may in its discretion adjust the number and kind of shares granted under the 2013 Plan, including the number and/or exercise price of awards outstanding.

Exercise Price for Stock Options

The exercise price of stock options granted under the 2013 Plan may not be less than the fair market value of the Company’s common stock on the date of grant. No option may be repurchased or exchanged for a lower priced option.

Transferability of Stock Incentives

Stock options, restricted stock, restricted stock units, and performance awards under the 2013 Plan that are vested at the time of the death of the participant, are transferable only by the participant’s last will and testament or applicable state laws on decent and distribution. Nonqualified stock options may be transferred to any member of a participant’s immediate family, to a trust whose beneficiaries are members of a participant’s immediate family, or to a partnerships in which such family members are the only partners.

Administration

The Board, or a designated Committee, will administer the 2013 Plan. The Board will select employees who receive awards, determine the number of shares covered by each award, and establish the other terms and conditions.

Amendments to the 2013 Plan

The Board may amend or suspend the 2013 Plan at any time, but without the approval of the shareholders, no amendment may:

•	increase the number of shares reserved in the 2013 Plan
•	change the designation of participants eligible to receive awards
•	decrease the price at which options or stock appreciation rights may be granted
•	cancel, re-grant, repurchase for cash, or replace options or stock appreciation rights that have an exercise price in excess of the fair market value of the common stock
•	amend the terms of outstanding options or stock appreciation rights to reduce their exercise price

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Tax Consequences of Stock Incentives to Participants and the Company

Options. Stock options granted under the 2013 Plan may either be granted as incentive stock options, which are governed by Internal Revenue Code Section 422, or as non-qualified stock options, which are governed by Internal Revenue Code Section 83. Generally, no federal income tax is payable by the participant upon the grant of an incentive stock option and no deduction is taken by the Company. If certain holding periods are met, the exercise of an incentive stock option does not result in taxation to the participant; rather, the participant is taxed only at the time of sale. If the shares have been held for at least one year after the date of exercise and at least two years from the date of grant of the option, the participant will be taxed on any appreciation in excess of the exercise price as long-term capital gains. In that event, the Company is not entitled to a deduction for the amount of the capital gains.

Under current tax laws, if a participant exercises a non-qualified stock option, the participant will be taxed on the difference between the fair market value of the stock on the exercise date and the exercise price and, thereafter, the participant would receive capital gains on any appreciation in stock value after the exercise date, depending upon the length of time the participant held the stock after exercise. When the option is exercised, the Company will be entitled to corresponding tax deduction.

Restricted Stock and Stock Unit Awards. Awards of restricted stock and restricted stock units, under the 2013 Plan generally are not subject to federal income tax when awarded, unless the participant properly elects to accelerate the tax recognition. Restricted stock is generally subject to ordinary income tax at the time the restrictions lapse. Restricted stock units are generally subject to ordinary tax at the time of payment, even if vested earlier. The Company is entitled to a corresponding deduction at the time the participant recognizes taxable income on the restricted stock or stock units.

Performance Awards and Stock Appreciation Rights Performance awards and stock appreciation rights under the 2013 Plan generally are not subject to federal income tax when awarded, unless the participant properly elects to accelerate the tax recognition. Performance awards and stock appreciation rights are generally subject to ordinary tax at the time of payment, even if vested earlier. The Company is entitled to a corresponding deduction at the time the participant recognizes taxable income on the performance award or stock appreciation right.

Additional Information

The Company intends to file a Form S-8 Registration Statement with the SEC covering the additional 300,000 shares after shareholder approval of this amendment.

The Board of Directors Recommends That Shareholders Vote FOR the Proposal to Adopt and Approve the Amendment to the Electro-Sensors, Inc. 2013 Equity Incentive Plan

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is comprised of three directors who are independent of the Company and management as required by the NASDAQ corporate governance listing standards and by SEC rules. The Audit Committee operates under a written charter adopted by the Board of Directors.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management is responsible for the Company’s financial statements and the financial reporting process, including implementing and maintaining effective internal control over financial reporting and for the assessment of, and reporting on, the effectiveness of internal control over financial reporting. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

The Audit Committee has reviewed and discussed with management and the independent auditors the Company’s audited financial statements for the year ended December 31, 2015, and discussed with management the effectiveness of the Company’s internal control over financial reporting as of December 31, 2015 contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, including a discussion of the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also reviewed and discussed with management and the independent auditors the disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s 2015 Annual Report to Shareholders and its Annual Report on Form 10-K for the year ended December 31, 2015.

The Audit Committee has discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”). In addition, the Audit Committee has discussed with the independent auditors the auditor’s independence from the Company and its management, including the matters in the written disclosures and the letter provided by the independent auditors to the Audit Committee as required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, and has considered the compatibility of non-audit services with the auditor’s independence.

The Committee discussed with the Company’s independent auditors the overall scope and plans for their integrated audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements for the year ended December 31, 2015 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the SEC.

Audit Committee

Scott A. Gabbard, Chair

Joseph A. Marino

Michael C. Zipoy

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OTHER MATTERS

The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters.

SHAREHOLDER PROPOSALS

Shareholder proposals for the proxy statement for the 2017 Annual Meeting of Shareholders of the Company must be received no later than November 18, 2016 at the Company’s principal executive offices, 6111 Blue Circle Drive, Minnetonka, Minnesota 55343, directed to the attention of the Chairman of the Audit Committee, or the Chairman of the Nominating Committee if the proposal relates to the nomination of a director, in order to be considered by the Board of Directors for inclusion in next year’s Annual Meeting proxy material under the SEC’s proxy rules.

Also, if a shareholder proposal intended to be presented at the next Annual Meeting but not included in the Company’s proxy statement and proxy is received by the Company after February 1, 2017, then management named in the Company’s proxy form for the next Annual Meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company’s proxy material.

FORM 10-K

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2015 has been provided with this Proxy Statement. The Company will furnish to any shareholder, upon written request, any exhibit described in the list accompanying the Form 10-K upon the payment, in advance, of reasonable fees related to the Company’s furnishing such exhibits(s). Any such request should include a representation that the shareholder was the beneficial owner of shares of Electro-Sensors Common Stock on February 22, 2016, the record date for the 2016 Annual Meeting, and should be directed to Mr. David Klenk, Chief Executive Officer, at the Company’s principal address.

The foregoing Notice of Annual Meeting and Proxy Statement are sent by order of the Board of Directors.

David L. Klenk

President

March 14, 2016

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Appendix A

ELECTRO-SENSORS, INC.

2013 EQUITY INCENTIVE PLAN

SECTION 1.

DEFINITIONS

As used herein, the following terms shall have the meanings indicated below:

(a)          “Administrator” shall mean the Board of Directors of the Company (hereinafter referred to as the “Board”), or one or more Committees appointed by the Board, as the case may be.

(b)          “Affiliate(s)” shall mean a Parent or Subsidiary of the Company.

(c)          “Agreement” shall mean the written agreement entered into by the Participant and the Company evidencing the grant of an Award. Each Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant.

(d)          “Award” shall mean any grant pursuant to this Plan of an Incentive Stock Option, Nonqualified Stock Option, Restricted Stock Award, Restricted Stock Unit Award, Stock Appreciation Right, or Performance Award.

(e)          “Change of Control” shall mean the occurrence, in a single transaction or in a series of related transactions, of any one or more of the events in subsections (i) through (iv) below. For purposes of this definition, a person, entity or group shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person, entity or group directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(i)           Any person, entity or group becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change of Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other person, entity or group from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (B) solely because the level of Ownership held by any person, entity or group (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change of Control shall be deemed to occur;

(ii)          There is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the shareholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)         There is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the total gross value of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the total gross value of the consolidated assets of the Company and its subsidiaries to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by shareholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition (for purposes of this Section 1(e)(iii), “gross value” means the value of the assets of the Company or the value of the assets being disposed of, as the case may be, determined without regard to any liabilities associated with such assets); or

(iv)         Individuals who, at the beginning of any consecutive twelve-month period, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the members of the Board at any time during that consecutive twelve-month period; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

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For the avoidance of doubt, the term “Change of Control” shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company. To the extent required, the determination of whether a Change of Control has occurred shall be made in accordance with Code Section 409A and the regulations, notices and other guidance of general applicability issued thereunder.

(f)           “Close of Business” of a specified day shall mean 5:00 p.m., Central Time, without regard to whether such day is a Saturday, Sunday, bank holiday, or other day on which no business is conducted.

(g)          “Committee” shall mean a Committee of two or more Directors who shall be appointed by and serve at the pleasure of the Board. To the extent necessary for compliance with Rule 16b-3, each of the members of the Committee shall be a “non-employee director.” Solely for purposes of this Section 1(g), “non-employee director” shall have the same meaning as set forth in Rule 16b-3. Further, to the extent necessary for compliance with the limitations set forth in Internal Revenue Code Section 162(m), each of the members of the Committee shall be an “outside director” within the meaning of Code Section 162(m) and the regulations issued thereunder.

(h)          “Common Stock” shall mean the common stock of the Company (subject to adjustment as provided in Section 14 of this Plan).

(i)           The “Company” shall mean Electro-Sensors, Inc., a Minnesota corporation.

(j)           “Consultant” shall mean any person, including an advisor, who is engaged by the Company or any Affiliate to render consulting or advisory services and is compensated for such services; provided, however, that no person shall be considered a Consultant for purposes of the Plan unless such Consultant is a natural person, renders bona fide services to the Company or any Affiliate, and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities. For purposes of this plan, “Consultant” shall also include a director of an Affiliate who is compensated for services as a director.

(k)          “Director” shall mean a member of the Board.

(l)           “Effective Date” shall mean the date the Board adopts the Plan.

(m)         “Employee” shall mean a common-law employee of the Company or any Affiliate, including “officers” as defined by Section 16 of the Exchange Act; provided, however, that service solely as a Director or Consultant, regardless of whether a fee is paid for such service, shall not cause a person to be an Employee for purposes of the Plan.

(n)          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(o)          “Fair Market Value” of specified stock as of any date shall mean (i) if such stock is listed on the Nasdaq Global Select Market, Nasdaq Global Market, Nasdaq Capital Market or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding date on which there was a sale of stock; (ii) if such stock is not so listed on the Nasdaq Global Select Market, Nasdaq Global Market, Nasdaq Capital Market, or an established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board or the Committee in its sole discretion by applying principles of valuation with respect to Common Stock.

(p)          “Incentive Stock Option” shall mean an option granted pursuant to Section 8 of this Plan that is intended to satisfy the provisions of Code Section 422, or any successor provision.

(q)          The “Internal Revenue Code” or “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(r)           “Option” shall mean an Incentive Stock Option or Nonqualified Stock Option granted pursuant to the Plan.

(s)          “Nonqualified Stock Option” shall mean an option granted pursuant to Section 9 of this Plan or an option (or portion thereof) that does not qualify as an Incentive Stock Option.

(t)           “Parent” shall mean any parent corporation of the Company within the meaning of Code Section 424(e), or any successor provision.

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(u)          “Participant” shall mean an Employee to whom an Incentive Stock Option has been granted or an Employee, a Director, or a Consultant to whom a Nonqualified Stock Option, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Stock Appreciation Right has been granted.

(v)          “Performance Award” shall mean any Performance Shares or Performance Cash Units granted pursuant to Section 12 of this Plan.

(w)         “Performance Objective(s)” shall mean one or more performance objectives established by the Administrator, in its sole discretion, for Awards granted under this Plan.

(x)          “Performance Period” shall mean the period, established at the time any Performance Award is granted or at any time thereafter, during which any Performance Objectives specified by the Administrator with respect to such Performance Award are to be measured.

(y)          “Performance Share” shall mean any grant of an Award pursuant to Section 12 of this Plan, the value of which, if any, shall be paid to a Participant by delivery of shares of Common Stock upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

(z)          “Performance Cash Unit” shall mean any grant of an Award pursuant to Section 12 of this Plan, the value of which, if any, shall be paid to a Participant by delivery of cash upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

(aa)        The “Plan” means the Electro-Sensors, Inc. 2013 Equity Incentive Plan, as amended hereafter from time to time, including the form of Agreements as they may be modified by the Administrator from time to time.

(bb)       “Restricted Stock Award” shall mean any grant of restricted shares of Common Stock pursuant to Section 10 of this Plan.

(cc)        “Restricted Stock Unit Award” shall mean any grant of any restricted stock units pursuant to Section 11 of this Plan.

(dd)       “Rule 16b-3” shall mean Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Exchange Act.

(ee)        “Stock Appreciation Right” shall mean a grant pursuant to Section 13 of this Plan.

(ff)         A “Subsidiary” shall mean any subsidiary corporation of the Company within the meaning of Code Section 424(f), or any successor provision.

SECTION 2.

PURPOSE

The purpose of the Plan is to promote the success of the Company and its Affiliates by facilitating the employment and retention of competent personnel and by furnishing incentives to those Employees, Directors and Consultants upon whose efforts the success of the Company and its Affiliates will depend to a large degree. It is the intention of the Company to carry out the Plan through the granting of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and Stock Appreciation Rights.

SECTION 3.

EFFECTIVE DATE AND DURATION OF PLAN

The Plan shall be effective on the Effective Date; provided, however, that adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the Effective Date. Notwithstanding anything in this Plan to the contrary, until shareholder approval of the Plan is obtained in accordance with applicable stock exchange listing standards, no Awards other than Options may be granted and no Options may be made exercisable. If shareholder approval is not obtained within the twelve (12) month period referenced in this Section 3, this Plan and all Awards granted after the Effective Date shall be null and void.

The Administrator may grant Awards pursuant to the Plan from time to time until the Administrator discontinues or terminates the Plan; provided, however, that in no event may Incentive Stock Options be granted pursuant to the Plan after the earlier of (i) the date the Administrator discontinues or terminates the Plan or (ii) the Close of Business on the day immediately preceding the tenth anniversary of the Effective Date.

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SECTION 4.

ADMINISTRATION

The Plan shall be administered by the Board; provided, however, that the Board may delegate some or all of the administration of the Plan to a Committee or Committees. The Board and any Committee appointed by the Board to administer the Plan are collectively referred to in this Plan as the “Administrator.”

Except as otherwise provided herein, the Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority to determine, in its sole discretion, whether an Award shall be granted; the individuals to whom, and the time or times at which, Awards shall be granted; the number of shares subject to each Award; the exercise price of Options granted hereunder; and the performance criteria, if any, and any other terms and conditions of each Award. The Administrator shall have full power and authority to administer and interpret the Plan; to make and amend rules, regulations and guidelines for administering the Plan; to prescribe the form and conditions of the respective Agreements evidencing each Award (which may vary from Participant to Participant); and to make all other determinations necessary or advisable for the administration of the Plan, including to correct any defect, omission or inconsistency in the Plan or any Agreement, to the extent permitted by law and this Plan. The Administrator’s interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

No member of the Board or Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

SECTION 5.

PARTICIPANTS

The Administrator may grant Awards under this Plan to any Employee, Director, or Consultant; provided, however, that only Employees are eligible to receive Incentive Stock Options. In designating Participants, the Administrator shall also determine the number of shares or cash units to be optioned or awarded to each such Participant and the performance criteria applicable to each Performance Award. The Administrator may from time to time designate individuals as being ineligible to participate in the Plan. The power of the Administrator under this Section 5 shall be exercised from time to time in the sole discretion of the Administrator and without approval by the shareholders.

SECTION 6.

STOCK

The stock to be awarded or optioned under this Plan shall consist of authorized but unissued or reacquired shares of Common Stock. Subject to Section 14 of this Plan, the maximum aggregate number of shares of Common Stock reserved and available for Awards under the Plan is Six Hundred Thousand (600,000)(1). The maximum aggregate number of shares of Common Stock that may be issued through Incentive Stock Options shall also be Six Hundred Thousand (600,000).

The following shares of Common Stock shall continue to be reserved and available for Awards granted pursuant to the Plan: (i) any outstanding Award that expires or is forfeited for any reason, (ii) any portion of an outstanding Option or Stock Appreciation Right that is terminated prior to exercise, (iii) any portion of an Award that is terminated prior to the lapsing of the risks of forfeiture on such Award, (iv) shares of Common Stock used to pay the exercise price under any Award, (v) shares of Common Stock used to satisfy any tax withholding obligation attributable to any Award, whether such shares are withheld by the Company or tendered by the Participant, and (vi) shares of Common Stock covered by an Award to the extent the Award is settled in cash.

SECTION 7.

PAYMENT OF OPTION EXERCISE PRICE

Upon exercise of an option, Participants may pay the exercise price of an Option (i) in cash, or with a personal check, certified check, or other cash equivalent, (ii) by the surrender by the Participant to the Company of previously acquired unencumbered shares of Common Stock (through physical delivery or attestation), (iii) through the withholding of shares of Common Stock from the number of shares otherwise issuable upon the exercise of the Option (e.g., a net share settlement), (iv) through broker-assisted cashless exercise if such exercise complies with applicable securities laws and any insider trading policy of the Company, (v) such other form of payment as may be authorized by the Administrator, or (vi) by a combination thereof. In the event the Participant elects to pay the exercise price, in whole or in part, with previously acquired shares of Common Stock or through a net share settlement, the then-current Fair Market Value of the stock delivered or withheld shall equal the total exercise price for the shares being purchased in such manner.

(1)The Plan originally authorized 300,000 shares. On February 9, 2016, the Board increased the authorized shares to 600,000, subject to shareholder approval.

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The Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the Option granted to the Participant or upon any exercise of the Option by the Participant. “Previously acquired shares of Common Stock” means shares of Common Stock which the Participant owns on the date of exercise (or for such other period of time, if any, as may be required by generally accepted accounting principles or any successor principles applicable to the Company).

With respect to payment in the form of Common Stock, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, if applicable.

SECTION 8.

TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

Each Incentive Stock Option shall be evidenced by an Incentive Stock Option Agreement, which shall comply with and be subject to the following terms and conditions:

(a)          Number of Shares and Exercise Price. The Incentive Stock Option Agreement shall state the total number of shares covered by the Incentive Stock Option. Except as permitted by Code Section 424(a), or any successor provision, the exercise price per share shall not be less than one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the Incentive Stock Option; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the exercise price per share of an Incentive Stock Option granted to such Participant shall not be less than one hundred ten percent (110%) of the per share Fair Market Value of Common Stock on the date of the grant of the Incentive Stock Option. The Administrator shall have full authority and discretion in establishing the exercise price and shall be fully protected in so doing.

(b)          Exercisability and Term. The Incentive Stock Option Agreement shall state when the Incentive Stock Option becomes exercisable (i.e. “vests”). The Participant may exercise the Incentive Stock Option, in full or in part, upon or after the vesting date of such Option (or portion thereof). Notwithstanding anything in this Plan or the Agreement to the contrary, the Participant may not exercise an Incentive Stock Option after the maximum term of such Option, as such term is specified in the Incentive Stock Option Agreement. Except as permitted by Code Section 424(a), in no event shall any Incentive Stock Option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the Incentive Stock Option granted to such Participant shall be exercisable during a term of not more than five (5) years after the date on which it is granted.

The Administrator may accelerate the exercisability of any Incentive Stock Option granted hereunder which is not immediately exercisable as of the date of grant.

(c)          No Rights as Shareholder. A Participant (or the Participant’s successors) shall have no rights as a shareholder with respect to any shares covered by an Incentive Stock Option until the date of the issuance of the Common Stock subject to such Award upon exercise, as evidenced by a stock certificate or as reflected in the books and records of the Company or its designated agent (i.e., a “book entry”). Except as provided in Section 14 of the Plan, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are actually issued (as evidenced in either certificated or book entry form).

(d)          Withholding. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of an Incentive Stock Option or a “disqualifying disposition” of shares acquired through the exercise of an Incentive Stock Option as defined in Code Section 421(b) or require the Participant to remit an amount sufficient to satisfy such withholding requirements, or any combination thereof. In the event the Participant is required under the Incentive Stock Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Incentive Stock Option. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise or disqualifying disposition. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s delivery of shares or the withholding of shares for this purpose shall occur on or before the later of (i) the date the Incentive Stock Option is exercised or the date of the disqualifying disposition, as the case may be, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law.

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(e)          Vesting Limitation. Notwithstanding any other provision of the Plan, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other “incentive stock option” plans of the Company or any Affiliate shall not exceed $100,000 (or such other amount as may be prescribed by the Code from time to time); provided, however, that if the exercisability or vesting of an Incentive Stock Option is accelerated as permitted under the provisions of the Plan and such acceleration would result in a violation of the limit imposed by this Section 8(e), such acceleration shall be of full force and effect but the number of shares of Common Stock that exceed such limit shall be treated as having been granted pursuant to a Nonqualified Stock Option; and provided, further, that the limits imposed by this Section 8(e) shall be applied to all outstanding Incentive Stock Options under the Plan and any other “incentive stock option” plans of the Company or any Affiliate in chronological order according to the dates of grant.

(f)           Other Provisions. The Incentive Stock Option Agreement authorized under this Section 8 shall contain such other provisions as the Administrator shall deem advisable. Any such Incentive Stock Option Agreement shall contain such limitations and restrictions upon the exercise of the Incentive Stock Option as shall be necessary to ensure that such Incentive Stock Option will be considered an “incentive stock option” as defined in Code Section 422 or to conform to any change therein.

SECTION 9.

TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

Each Nonqualified Stock Option shall be evidenced by a Nonqualified Stock Option Agreement, which shall comply with and be subject to the following terms and conditions:

(a)          Number of Shares and Exercise Price. The Nonqualified Stock Option Agreement shall state the total number of shares covered by the Nonqualified Stock Option. The exercise price per share shall be equal to one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date of grant of the Nonqualified Stock Option, or such higher price as the Administrator determines.

(b)          Exercisability and Term. The Nonqualified Stock Option Agreement shall state when the Nonqualified Stock Option becomes exercisable (i.e. “vests”). The Participant may exercise the Nonqualified Stock Option, in full or in part, upon or after the vesting date of such Option (or portion thereof); provided, however, that the Participant may not exercise a Nonqualified Stock Option after the maximum term of such Option, as such term is specified in the Nonqualified Stock Option Agreement.

The Administrator may accelerate the exercisability of any Nonqualified Stock Option granted hereunder which is not immediately exercisable as of the date of grant.

(c)          No Rights as Shareholder. A Participant (or the Participant’s successors) shall have no rights as a shareholder with respect to any shares covered by a Nonqualified Stock Option until the date of the issuance of the Common Stock subject to such Award upon exercise, as evidenced by a stock certificate or as reflected in the books and records of the Company or its designated agent (i.e., a “book entry”). Except as provided in Section 14 of the Plan, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are actually issued (as evidenced in either certificated or book entry form).

(d)          Withholding. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of a Nonqualified Stock Option, or require the Participant to remit an amount sufficient to satisfy such withholding requirements. In the event the Participant is required under the Nonqualified Stock Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Nonqualified Stock Option. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s delivery of shares or the withholding of shares for this purpose shall occur on or before the later of (i) the date the Nonqualified Stock Option is exercised, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law.

(e)          Other Provisions. The Nonqualified Stock Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable.

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SECTION 10.

RESTRICTED STOCK AWARDS

Each Restricted Stock Award shall be evidenced by a Restricted Stock Award Agreement, which shall comply with and be subject to the following terms and conditions:

(a)          Number of Shares. The Restricted Stock Award Agreement shall state the total number of shares of Common Stock covered by the Restricted Stock Award.

(b)          Risks of Forfeiture. The Restricted Stock Award Agreement shall set forth the risks of forfeiture, if any, including risks of forfeiture based on Performance Objectives, which shall apply to the shares of Common Stock covered by the Restricted Stock Award, and shall specify the manner in which such risks of forfeiture shall lapse. The Administrator may, in its sole discretion, modify the manner in which such risks of forfeiture shall lapse but only with respect to those shares of Common Stock which are restricted as of the effective date of the modification.

(c)          Issuance of Shares; Rights as Shareholder. Except as provided below, the Company shall cause a stock certificate to be issued and shall deliver such certificate to the Participant or hold such certificate in a manner determined by the Administrator in its sole discretion; provided, however, that in lieu of a stock certificate, the Company may evidence the issuance of shares by a book entry in the records of the Company or its designated agent (if permitted by the Company’s designated agent and applicable law, as determined by the Administrator in its sole discretion). The Company shall cause a legend or notation to be placed on such certificate or book entry describing the risks of forfeiture and other transfer restrictions set forth in the Participant’s Restricted Stock Award Agreement and providing for the cancellation and, if applicable, return of such certificate or book entry if the shares of Common Stock subject to the Restricted Stock Award are forfeited.

Until the risks of forfeiture have lapsed or the shares subject to such Restricted Stock Award have been forfeited, the Participant shall be entitled to vote the shares of Common Stock represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.

(d)          Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Restricted Stock Award, or require the Participant to remit an amount sufficient to satisfy such withholding requirements. In the event the Participant is required under the Restricted Stock Award Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Common Stock received pursuant to the Restricted Stock Award on which the risks of forfeiture have lapsed. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such Restricted Stock Award. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s delivery of shares shall occur on or before the date that the amount of tax to be withheld is determined under applicable tax law.

(e)          Other Provisions. The Restricted Stock Award Agreement authorized under this Section 10 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 11.

RESTRICTED STOCK UNIT AWARDS

Each Restricted Stock Unit Award shall be evidenced by a Restricted Stock Unit Award Agreement, which shall comply with and be subject to the following terms and conditions:

(a)          Number of Shares. The Restricted Stock Unit Award Agreement shall state the total number of shares of Common Stock covered by the Restricted Stock Unit Award.

(b)          Vesting. The Restricted Stock Unit Award Agreement shall set forth the period over which the Restricted Stock Unit Award may become vested and/or the conditions, including conditions based on Performance Objectives, to which such vesting is subject. The Administrator may, in its sole discretion, accelerate the vesting of any Restricted Stock Unit Award.

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(c)          Issuance of Shares; Rights as Shareholder. The Participant shall be entitled to payment of the Restricted Stock Unit Award as the units subject to such Award vest. The Administrator may, in its sole discretion, pay Restricted Stock Units in cash, shares of Common Stock or any combination thereof. If payment is made in shares of Common Stock, the Administrator shall cause to be issued one or more stock certificates in the Participant’s name and shall deliver such certificates to the Participant in satisfaction of such units; provided, however, that in lieu of stock certificates, the Company may evidence such shares by a book entry in the records of the Company or its designated agent (if permitted by the Company’s designated agent and applicable law, as determined by the Administrator in its sole discretion). Until the units subject to the Restricted Stock Unit Award have vested, the Participant shall not be entitled to vote any shares of stock which may be acquired through the Award, shall not receive any dividends attributable to such shares, and shall not have any other rights as a shareholder with respect to such shares.

(d)          Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Restricted Stock Unit Award, or require the Participant to remit an amount sufficient to satisfy such withholding requirements. In the event the Participant is required under the Restricted Stock Unit Award Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Common Stock received pursuant to the Restricted Stock Unit Award. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such Restricted Stock Unit Award. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s delivery of shares for this purpose shall occur on or before the date that the amount of tax to be withheld is determined under applicable tax law.

(e)          Other Provisions. The Restricted Stock Unit Award Agreement authorized under this Section 11 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 12.

PERFORMANCE AWARDS

Each Performance Award shall be evidenced by a Performance Award Agreement, which shall comply with and be subject to the following terms and conditions:

(a)          Awards. Performance Awards may be in the form of Performance Cash Units or Performance Shares. Performance Cash Units shall consist of monetary awards which may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period. Performance Shares shall consist of shares of Common Stock or other Awards denominated in shares of Common Stock that may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period.

(b)          Performance Objectives, Performance Period and Payment by the Company. The Performance Award Agreement shall set forth:

(i)          the number of Performance Cash Units or Performance Shares subject to the Performance Award, and the dollar value of each Performance Cash Unit;

(ii)         one or more Performance Objectives established by the Administrator and the method for measuring performance;

(iii)        the Performance Period over which Performance Cash Units or Performance Shares may be earned or may become vested;

(iv)        the extent to which partial achievement of the Performance Objectives may result in a payment or vesting of the Performance Award, as determined by the Administrator; and

(v)         the date upon which payment of Performance Cash Units will be made or Performance Shares will be issued, as the case may be, and the extent to which such payment or the receipt of such Performance Shares may be deferred.

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(c)          Withholding Taxes. The Company or its Affiliates shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Performance Award, or require the Participant to remit an amount sufficient to satisfy such withholding requirements. In the event the Participant is required under the Performance Award Agreement to pay the Company or its Affiliates, or make arrangements satisfactory to the Company or its Affiliates respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Common Stock received pursuant to the Performance Award. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s delivery of shares for this purpose shall occur on or before the date that the amount of tax to be withheld is determined under applicable tax law.

(d)          No Rights as Shareholder. A Participant (or the Participant’s successors) shall have no rights as a shareholder with respect to any shares covered by a Performance Shares Award until the date of the issuance of a stock certificate evidencing such shares (after such Award has vested); provided, however, that in lieu of a stock certificate, the Company may evidence such shares by a book entry in the records of the Company or its designated agent (if permitted by the Company’s designated agent and applicable law, as determined by the Administrator in its sole discretion). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued or such book entry is made, except as otherwise provided in Section 14 of the Plan.

(e)          Other Provisions. The Performance Award Agreement authorized under this Section 12 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 13.

STOCK APPRECIATION RIGHTS

Each Stock Appreciation Right shall be evidenced by a Stock Appreciation Right Agreement, which shall comply with and be subject to the following terms and conditions:

(a)          Awards. A Stock Appreciation Right shall entitle the Participant to receive, upon exercise, cash, shares of Common Stock, or any combination thereof, having a value equal to the excess of (i) the Fair Market Value of a specified number of shares of Common Stock on the date of such exercise, over (ii) a specified exercise price. The number of shares and the exercise price of the Stock Appreciation Right shall be determined by the Administrator on the date of grant. Unless otherwise determined by the Administrator, the specified exercise price shall not be less than 100% of the Fair Market Value of such shares of Common Stock on the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted independent of or in tandem with a previously or contemporaneously granted Option.

(b)          Exercisability and Term. The Stock Appreciation Right Agreement shall state when the Stock Appreciation Right becomes exercisable (i.e. “vests”). The Participant may exercise the Stock Appreciation Right, in full or in part, upon or after the vesting date of such Stock Appreciation Right (or portion thereof); provided, however, that the Participant may not exercise a Stock Appreciation Right after the maximum term of such Stock Appreciation Right, as such term is specified in the Stock Appreciation Right Agreement.

The Administrator may accelerate the exercisability of any Stock Appreciation Right granted hereunder which is not immediately exercisable as of the date of grant. If a Stock Appreciation Right is granted in tandem with an Option, the Stock Appreciation Right Agreement shall set forth the extent to which the exercise of all or a portion of the Stock Appreciation Right shall cancel a corresponding portion of the Option, and the extent to which the exercise of all or a portion of the Option shall cancel a corresponding portion of the Stock Appreciation Right.

(c)          Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Stock Appreciation Right, or require the Participant to remit an amount sufficient to satisfy such withholding requirements. In the event the Participant is required under the Stock Appreciation Right to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Stock Appreciation Right. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s delivery of shares or the withholding of shares for this purpose shall occur on or before the later of (i) the date the Stock Appreciation Right is exercised, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law.

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(d)          No Rights as Shareholder. A Participant (or the Participant’s successors) shall have no rights as a shareholder with respect to any shares covered by a Stock Appreciation Right until the date of the issuance of a stock certificate evidencing such shares; provided, however, that in lieu of stock certificates, the Company may evidence such shares by a book entry in the records of the Company or its designated agent (if permitted by the Company’s designated agent and applicable law, as determined by the Administrator in its sole discretion). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued or such book entry is made (except as otherwise provided in Section 14 of the Plan).

(e)          Other Provisions. The Stock Appreciation Right Agreement authorized under this Section 13 shall contain such other provisions as the Administrator shall deem advisable, including but not limited to any restrictions on the exercise of the Stock Appreciation Right which may be necessary to comply with Rule 16b-3.

SECTION 14.

RECAPITALIZATION, EXCHANGE,

LIQUIDATION, OR CHANGE OF CONTROL

(a)          In General. In the event of an increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse split, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, other than due to conversion of the convertible securities of the Company, the Administrator may, in its sole discretion, adjust the class and number of shares of stock reserved under Section 6 of this Plan, the class and number of shares of stock covered by each outstanding Award, and, if and as applicable, the exercise price per share of each outstanding Award to reflect such change. Additional shares which may become covered by the Award pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

(b)          Liquidation. Unless otherwise provided in the Agreement evidencing an Award, in the event of a dissolution or liquidation of the Company, the Administrator may provide for one or both of the following:

(i)          the acceleration of the exercisability of any or all outstanding Options or Stock Appreciation Rights, the vesting and payment of any or all Performance Awards or Restricted Stock Unit Awards, or the lapsing of the risks of forfeiture on any or all Restricted Stock Awards; provided, however, that no such acceleration, vesting or payment shall occur if the acceleration, vesting or payment would violate the requirements of Code Section 409A; or

(ii)         the complete termination of this Plan and the cancellation of any or all Awards (or portions thereof) which have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable, in each case immediately prior to the completion of such a dissolution or liquidation.

(c)          Change of Control. Unless otherwise provided in the Agreement evidencing an Award, in the event of a Change of Control, the Administrator may provide for one or more of the following:

(i)          the acceleration of the exercisability, vesting, or lapse of the risks of forfeiture of any or all Awards (or portions thereof);

(ii)         the complete termination of this Plan and the cancellation of any or all Awards (or portions thereof) which have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable, in each case as of the effective date of the Change of Control;

(iii)        that the entity succeeding the Company by reason of such Change of Control, or the parent of such entity, shall assume or continue any or all Awards (or portions thereof) outstanding immediately prior to the Change of Control or substitute for any or all such Awards (or portions thereof) a substantially equivalent award with respect to the securities of such successor entity, as determined in accordance with applicable laws and regulations;

(iv)        that Participants holding outstanding Awards shall become entitled to receive, with respect to each share of Common Stock subject to such Award (whether vested or unvested, as determined by the Administrator pursuant to subsection (c)(i) hereof) as of the effective date of any such Change of Control, cash in an amount equal to (1) for Participants holding Options or Stock Appreciation Rights, the excess of the Fair Market Value of such Common Stock on the date immediately preceding the effective date of such Change of Control over the exercise price per share of Options or Stock Appreciation Rights; or (2) for Participants holding Awards other than Options or Stock Appreciation Rights, the Fair Market Value of such Common Stock on the date immediately preceding the effective date of such Change of Control.

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The Administrator need not take the same action with respect to all Awards (or portions thereof) or with respect to all Participants. In addition, the Administrator may restrict the rights of or the applicability of this Section 14 to the extent necessary to comply with Section 16(b) of the Exchange Act, the Internal Revenue Code or any other applicable law or regulation. The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 15.

NON-TRANSFERABILITY

Except as expressly provided in this Plan or an Agreement, no Award shall be transferable by the Participant, in whole or in part, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Award, such transfer shall be void and the Award shall terminate.

Notwithstanding anything in this Section 15 to the contrary, Nonqualified Stock Options shall be transferable, in whole or in part, by the Participant by will or by the laws of descent and distribution. In addition, the Administrator may, in its sole discretion, permit the Participant to transfer any or all Nonqualified Stock Option to any member of the Participant’s “immediate family” as such term is defined in Rule 16a-1(e) of the Exchange Act, or any successor provision, or to one or more trusts whose beneficiaries are members of such Participant’s “immediate family” or partnerships in which such family members are the only partners; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to such Nonqualified Stock Option immediately prior to its transfer.

SECTION 16.

INVESTMENT PURPOSE AND SECURITIES COMPLIANCE

No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company’s counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Common Stock to Participant, the Administrator may require Participant to (a) represent that the shares of Common Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Participant shall not dispose of the shares of Common Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

As a further condition to the grant of any Option or the issuance of Common Stock to a Participant, the Participant agrees to the following:

(a)          In the event the Company advises the Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, the Participant will execute any lock-up agreement the Company and the underwriter(s) deem necessary or appropriate, in their sole discretion, in connection with such public offering.

(b)          In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of outstanding Awards so as to comply with any state’s securities or Blue Sky law limitations with respect thereto, the Board shall have the right (i) to accelerate the exercisability of any Award and the date on which such Award must be exercised or remove the risks of forfeiture to which the Award is subject, provided that the Company gives Participant prior written notice of such acceleration or removal, and (ii) to cancel any outstanding Awards (or portions thereof) which Participant does not exercise prior to or contemporaneously with such public offering.

(c)          In the event of a Change of Control, Participant will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Participant is an “affiliate” (as defined in such applicable legal and accounting principles) at the time of the Change of Control, and Participant will execute any documents necessary to ensure compliance with such rules.

The Company reserves the right to place a legend on any stock certificate (or a notation on any book entry shares permitted by the Administrator) issued in connection with an Award pursuant to the Plan to assure compliance with this Section 16.

The Company shall not be required to register or maintain the registration of the Plan, any Award, or any Common Stock issued or issuable pursuant to the Plan under the Securities Act of 1933 or any other applicable securities laws. If the Company is unable to obtain the authority that the Company or its counsel deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall not be liable for the failure to issue and sell Common Stock upon the exercise, vesting, or lapse of restrictions of forfeiture of an Award unless and until such authority is obtained. A Participant shall not be eligible for the grant of an Award or the issuance of Common Stock pursuant to an Award if such grant or issuance would violate any applicable securities law.

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SECTION 17.

AMENDMENT OF THE PLAN

The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such suspension, termination, revision, or amendment, except as is authorized in Section 14, shall impair the terms and conditions of any Award which is outstanding on the date of such suspension, termination, revision, or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, except as provided in Section 14 of the Plan or to the extent required by applicable law or regulation, the Board may not, without shareholder approval, revise or amend the Plan to (i) materially increase the number of shares subject to the Plan, (ii) change the designation of Participants, including the class of Employees, eligible to receive Awards, (iii) decrease the price at which Options or Stock Appreciation Rights may be granted, (iv) cancel, re-grant, repurchase for cash, or replace Options or Stock Appreciation Rights that have an exercise price in excess of the Fair Market Value of the Common Stock, or amend the terms of outstanding Options or Stock Appreciation Rights to reduce their exercise price, (v) materially increase the benefits accruing to Participants under the Plan, or (vi) make any modification that will cause Incentive Stock Options to fail to meet the requirements of Code Section 422.

To the extent applicable, the Plan and all Agreements shall be interpreted to be exempt from or comply with the requirements of Code Section 409A and, if applicable, to comply with Code Section 422, in each case including the regulations, notices, and other guidance of general applicability issued thereunder. Furthermore, notwithstanding anything in the Plan or any Agreement to the contrary, the Board may amend the Plan or Agreement to the extent necessary or desirable to comply with such requirements without the consent of the Participant.

SECTION 18.

NO OBLIGATION TO EXERCISE OPTION;

NO EMPLOYMENT OR OTHER SERVICE RIGHTS

The granting of an Option or Stock Appreciation Right shall impose no obligation upon the Participant to exercise such Option or Stock Appreciation Right. Further, the granting of an Award hereunder shall not impose upon the Company or any Affiliate any obligation to retain the Participant in its employ or service for any period.

SECTION 19.

MISCELLANEOUS

(a)          Issuance of Shares. The Company is not required to issue or remove restrictions on shares of Common Stock granted pursuant to the Plan until the Administrator determines that: (i) all conditions of the Award have been satisfied, (ii) all legal matters in connection with the issuance have been satisfied, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator may consider appropriate, in its sole discretion, to satisfy the requirements of any applicable law or regulation.

(b)          Choice of Law. The law of the state of Minnesota shall govern all questions concerning the construction, validity, and interpretation of this Plan, without regard to that state’s conflict of laws rules.

(c)          Severability. In the event that any provision of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of this Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(d)          No Duty to Notify. The Company shall have no duty or obligation to any Participant to advise such Participant as to the time and manner of exercising an Award or as to the pending termination or expiration of such Award. In addition, the Company has no duty or obligation to minimize the tax consequences of an Award to the Participant.

28

ELECTRO-SENSORS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY FOR ANNUAL MEETING

April 20, 2016

The undersigned hereby appoints DAVID L. KLENK, with full power of substitution, as his or her Proxy to represent and vote, as designated below, all shares of the Common Stock of Electro-Sensors Inc. registered in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Sheraton Minneapolis West Hotel, 12201 Ridgedale Drive, Minnetonka, Minnesota, at 2:00 p.m. local time, on April 20, 2016, and at any adjournment thereof. The undersigned hereby revokes all proxies previously granted with respect to this meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL AND FOR THE ELECTION OF EACH DIRECTOR.

DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED

		FOR	AGAINST	ABSTAIN
1.	To set the number of directors at five.	☐	☐	☐

2.	To elect five directors to serve until the next annual meeting of shareholders: 01 Scott A. Gabbard 04 Jeffrey D. Peterson 02 David L. Klenk 05 Michael C. Zipoy 03 Joseph A. Marino	☐ Vote FOR all nominees except	☐ Vote WITHHELD from all nominees.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “Vote FOR all nominees except ” and write the nominee’s name to be withheld in the space below.

		FOR	AGAINST	ABSTAIN
3.	To ratify the appointment of Boulay P.L.L.P as Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2016.	☐	☐	☐

4.	Advisory vote approving named executive officer compensation.	☐	☐	☐

5.	Approval of amendments to 2013 Equity Incentive Plan	☐	☐	☐

5.	To transact such other business as may properly come before the meeting or any adjournment.

Date:

Signature(s) in Box
(Please sign exactly as your name appears hereon. If stock is registered in more than one name, each holder should sign. If signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation or other entity, the proxy should be signed by a duly authorized officer or other representative.)

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement, Form of Proxy, and Annual Report on Form 10-K are available at

http://www.idelivercommunications.com/proxy/else